UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00005

LORD ABBETT AFFILIATED FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302
(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary
90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2014

Item 1:	Report(s) to Shareholders.

2014 LORD ABBETT

ANNUAL REPORT

Lord Abbett

Affiliated Fund

For the fiscal year ended October 31, 2014

Table of Contents

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

12	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

24	Notes to Financial Statements

33	Report of Independent Registered Public Accounting Firm

34	Supplemental Information to Shareholders

Lord Abbett Affiliated Fund
Annual Report

For the fiscal year ended October 31, 2014

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Fund for the fiscal year ended October 31, 2014. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended October 31, 2014, the Fund returned 14.08%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 16.46% over the same period.

Equity markets significantly increased in the trailing 12-month period, with the S&P 500® Index reaching a new all-time high by October 31, 2014. Despite the general trend upward in the equity market over this timeframe, there were a few periods of short-term volatility, most recently in October 2014, when the market started to correct before rebounding to all-time highs, and, in January 2014, when the S&P 500 dropped by 3.6%. The U.S. economy also contracted in the first quarter of 2014, by 2.1%, the worst quarterly GDP growth rate since the first quarter of 2009. The equity markets, however, were not materially affected by this disappointing number, and investors viewed this contraction as “temporary.”

The Fund’s positioning to the health care sector was the primary detractor from relative performance. Within health care, an underweight position in Merck & Co., Inc., a global health care company, took away from relative performance. Merck’s positive performance was attributable to strong top-line growth, particularly in the second quarter of 2014. An underweight position in UnitedHealth Group, a diversified health and well-being company, was also a headwind to relative performance. UnitedHealth benefited from increased revenue generated by its Medicare Advantage program.

Within the consumer discretionary sector, adverse security selection, led to Fund underperformance relative to the benchmark. Security selection relative to Target Corp., the department and discount store, slightly detracted from performance. Target’s performance was affected in the first quarter by weak sales and lower profitability in the United States and Canada. An overweight position to Ford Motor Co., a producer of automobiles, was another detractor from performance. Ahead of third quarter 2014 earnings, Ford’s management revised guidance downward, citing softening global demand and increasing costs as two factors that adversely affected bottom-line expectations.

Strong stock selection within the industrials sector contributed positively to relative performance over the trailing 12 months. The largest contributor within the sector was Lockheed Martin Corp., a global security and aerospace company. Lockheed, an out-of-benchmark investment, saw strong cash-flow generation, which is expected to support dividend growth. CSX Corp., a transportation supplier, also contributed positively to performance. CSX turned in solid second quarter earnings behind freight demand strength.

The Fund’s underweight allocation to the energy sector was another strong contributor to relative performance. Within energy, the decision to overweight strong-performing Valero Energy Corp., an independent petroleum refining and marketing company, resulted in a positive contribution. Valero shares were aided by free cash-flow generation, allowing the company to accelerate its share buybacks and increase its dividend. Similarly, the overweight allocation to strong-performing Marathon Petroleum Corp, a refiner, transporter, and marketer of petroleum, helped Fund performance. Marathon displayed a strong second quarter in 2014, as increased refining activity led to a positive earnings surprise.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of October 31, 2014. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 1000® Value Index and the Lipper Equity Income Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2014

	1 Year	5 Years	10 Years	Life of Class
Class A4	7.53%	11.96%	5.41%	—
Class B5	8.25%	12.30%	5.49%	—
Class C6	12.17%	12.54%	5.33%	—
Class F7	14.25%	13.56%	—	3.65%
Class I8	14.31%	13.66%	6.38%	—
Class P8	14.02%	13.26%	5.95%	—
Class R2[7]	13.65%	12.98%	—	3.13%
Class R3[7]	13.75%	13.11%	—	3.25%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4 Total return, which is the percent change in net asset value, after deduction of the maximum sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2014, is calculated using the SEC-required uniform method to compute such return.

5 Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

6 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7 Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

8 Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 through October 31, 2014).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/14 – 10/31/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/14 –
	5/1/14	10/31/14	10/31/14
Class A
Actual	$1,000.00	$1,055.00	$3.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.53	$3.72
Class B
Actual	$1,000.00	$1,051.10	$7.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.74	$7.53
Class C
Actual	$1,000.00	$1,050.30	$7.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.74	$7.53
Class F
Actual	$1,000.00	$1,055.10	$3.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.23	$3.01
Class I
Actual	$1,000.00	$1,056.10	$2.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.74	$2.50
Class P
Actual	$1,000.00	$1,054.20	$3.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.48	$3.77
Class R2
Actual	$1,000.00	$1,052.60	$5.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.55
Class R3
Actual	$1,000.00	$1,053.10	$5.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.27	$4.99

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.73% for Class A, 1.48% for Classes B and C, 0.59% for Class F, 0.49% for Class I, 0.74% for Class P, 1.09% for Class R2 and 0.98% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2014

Sector*	%**
Consumer Discretionary	8.00%
Consumer Staples	10.73%
Energy	9.28%
Financials	21.42%
Health Care	11.61%
Industrials	11.68%

Sector*	%**
Information Technology	13.14%
Materials	4.03%
Telecommunication Services	4.03%
Utilities	5.59%
Repurchase Agreement	0.49%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

October 31, 2014

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 99.64%

Aerospace & Defense 4.95%
General Dynamics Corp.	713,200	$99,677
Lockheed Martin Corp.	475,600	90,635
Raytheon Co.	1,046,700	108,731
United Technologies Corp.	497,100	53,190
Total		352,233

Air Freight & Logistics 1.38%
United Parcel Service, Inc. Class B	934,100	97,996

Auto Components 1.21%
Johnson Controls, Inc.	1,828,300	86,387

Automobiles 1.79%
Ford Motor Co.	8,491,400	119,644
General Motors Co.	243,500	7,646
Total		127,290

Banks 8.44%
BB&T Corp.	1,323,849	50,147
Fifth Third Bancorp	3,863,970	77,241
JPMorgan Chase & Co.	4,814,542	291,184
U.S. Bancorp	1,031,600	43,946
Wells Fargo & Co.	2,594,685	137,752
Total		600,270

Beverages 0.13%
Coca-Cola Enterprises, Inc.	210,200	9,112

Building Products 0.17%
Owens Corning	378,400	12,131

Capital Markets 1.67%
Ameriprise Financial, Inc.	442,000	55,767
Invesco Ltd.	1,552,000	62,810
Total		118,577

Chemicals 0.92%
CF Industries Holdings, Inc.	90,400	23,504
Huntsman Corp.	1,032,507	25,193

		Fair
		Value
Investments	Shares	(000)
LyondellBasell Industries NV Class A	181,600	$16,640
Total		65,337

Commercial Services & Supplies 0.52%
R.R. Donnelley & Sons Co.	944,900	16,488
Republic Services, Inc.	540,700	20,763
Total		37,251

Communications Equipment 3.36%
Cisco Systems, Inc.	9,757,600	238,768

Diversified Consumer Services 0.20%
H&R Block, Inc.	446,100	14,413

Diversified Telecommunication Services 4.03%
AT&T, Inc.	4,348,149	151,489
Verizon
Communications, Inc.	2,696,951	135,522
Total		287,011

Electric: Utilities 3.64%
Duke Energy Corp.	1,038,539	85,316
Entergy Corp.	854,984	71,836
Great Plains Energy, Inc.	466,200	12,555
ITC Holdings Corp.	183,000	7,249
PPL Corp.	657,600	23,009
Westar Energy, Inc.	504,700	19,083
Xcel Energy, Inc.	1,200,100	40,167
Total		259,215

Electrical Equipment 0.52%
Eaton Corp. plc	387,700	26,515
Emerson Electric Co.	161,300	10,333
Total		36,848

Energy Equipment & Services 1.00%
National Oilwell Varco, Inc.	713,200	51,807
Seadrill Ltd.	414,000	9,522
Tidewater, Inc.	272,200	10,036
Total		71,365

See Notes to Financial Statements.	7

Schedule of Investments (continued)

October 31, 2014

		Fair
		Value
Investments	Shares	(000)
Food & Staples Retailing 3.41%
Sysco Corp.	1,427,300	$55,008
Wal-Mart Stores, Inc.	2,456,100	187,327
Total		242,335

Food Products 2.30%
Archer-Daniels-Midland Co.	596,600	28,040
Bunge Ltd.	546,400	48,439
ConAgra Foods, Inc.	1,872,900	64,334
Ingredion, Inc.	298,800	23,082
Total		163,895

Health Care Equipment & Supplies 2.28%
Baxter International, Inc.	1,742,994	122,254
Becton, Dickinson & Co.	55,100	7,091
St. Jude Medical, Inc.	510,100	32,733
Total		162,078

Hotels, Restaurants & Leisure 0.98%
McDonald’s Corp.	271,100	25,410
Royal Caribbean Cruises Ltd.	650,500	44,215
Total		69,625

Household Durables 1.16%
Whirlpool Corp.	478,500	82,326

Household Products 1.63%
Kimberly-Clark Corp.	881,729	100,755
Procter & Gamble Co. (The)	175,200	15,290
Total		116,045

Industrial Conglomerates 0.29%
3M Co.	134,800	20,728

Information Technology Services 2.91%
Computer Sciences Corp.	216,600	13,083
Fidelity National Information Services, Inc.	291,400	17,015
International Business Machines Corp.	1,078,450	177,297
Total		207,395

		Fair
		Value
Investments	Shares	(000)
Insurance 6.64%
ACE Ltd. (Switzerland)(a)	726,000	$79,352
Allstate Corp. (The)	1,592,400	103,267
Everest Re Group Ltd.	176,500	30,120
Hartford Financial Services Group, Inc. (The)	450,800	17,843
MetLife, Inc.	201,054	10,905
Prudential Financial, Inc.	1,168,400	103,450
Reinsurance Group of America, Inc.	211,600	17,827
Travelers Cos., Inc. (The)	569,000	57,355
Validus Holdings Ltd.	419,100	16,672
XL Group plc (Ireland)(a)	1,050,600	35,594
Total		472,385

Machinery 2.72%
Caterpillar, Inc.	887,500	90,001
Cummins, Inc.	187,200	27,365
Deere & Co.	889,346	76,075
Total		193,441

Media 1.03%
Comcast Corp. Class A	1,320,000	73,062

Metals & Mining 1.87%
Freeport-McMoRan, Inc.	4,210,800	120,008
Steel Dynamics, Inc.	572,400	13,171
Total		133,179

Multi-Line Retail 1.10%
Kohl’s Corp.	1,439,386	78,043

Multi-Utilities 1.95%
Ameren Corp.	168,900	7,151
CMS Energy Corp.	679,300	22,193
PG&E Corp.	425,200	21,396
SCANA Corp.	325,100	17,845
Sempra Energy	637,600	70,136
Total		138,721

8	See Notes to Financial Statements.

Schedule of Investments (continued)

October 31, 2014

		Fair
		Value
Investments	Shares	(000)
Oil, Gas & Consumable Fuels 8.29%
Chevron Corp.	2,271,132	$272,422
ConocoPhillips	1,510,800	109,004
Marathon Petroleum Corp.	311,400	28,306
Occidental Petroleum Corp.	408,684	36,344
Phillips 66	97,800	7,678
Valero Energy Corp.	2,720,550	136,273
Total		590,027

Paper & Forest Products 1.25%
Domtar Corp. (Canada)(a)	634,200	26,047
International Paper Co.	1,242,300	62,885
Total		88,932

Personal Products 0.43%
Herbalife Ltd.	588,948	30,896

Pharmaceuticals 9.35%
Bristol-Myers Squibb Co.	3,567,121	207,571
Eli Lilly & Co.	2,101,100	139,366
Johnson & Johnson	571,600	61,607
Pfizer, Inc.	8,559,500	256,357
Total		664,901

Professional Services 0.71%
Nielsen NV	1,195,900	50,814

Real Estate Investment Trusts 4.61%
Alexandria Real Estate Equities, Inc.	195,300	16,210
American Capital Agency Corp.	323,700	7,361
Annaly Capital Management, Inc.	739,400	8,436
AvalonBay Communities, Inc.	142,800	22,254
BioMed Realty Trust, Inc.	771,600	16,759
Brandywine Realty Trust	516,400	7,968
Camden Property Trust	110,400	8,464
DDR Corp.	1,614,000	29,278
Duke Realty Corp.	726,000	13,765
Gaming and Leisure Properties, Inc.	362,700	11,334

		Fair
		Value
Investments	Shares	(000)
General Growth Properties, Inc.	831,800	$21,552
Health Care REIT, Inc.	274,600	19,527
Home Properties, Inc.	113,100	7,273
Host Hotels & Resorts, Inc.	343,700	8,012
Liberty Property Trust	210,700	7,326
Post Properties, Inc.	154,000	8,615
Prologis, Inc.	771,300	32,125
Retail Properties of America, Inc. Class A	555,000	8,708
SL Green Realty Corp.	202,300	23,406
Starwood Property Trust, Inc.	396,000	8,934
Vornado Realty Trust	288,700	31,607
Weingarten Realty Investors	241,900	8,769
Total		327,683

Road & Rail 0.43%
Union Pacific Corp.	261,400	30,440

Semiconductors & Semiconductor Equipment 2.84%
Avago Technologies Ltd. (Singapore)(a)	103,400	8,918
Intel Corp.	4,997,800	169,975
KLA-Tencor Corp.	288,900	22,867
Total		201,760

Software 0.83%
CA, Inc.	1,153,000	33,506
Microsoft Corp.	386,100	18,127
Symantec Corp.	300,000	7,446
Total		59,079

Specialty Retail 0.54%
GameStop Corp. Class A	168,100	7,188
Lowe’s Cos., Inc.	549,700	31,443
Total		38,631

See Notes to Financial Statements.	9

Schedule of Investments (continued)

October 31, 2014

		Fair
		Value
Investments	Shares	(000)
Technology Hardware, Storage & Peripherals 3.22%
Apple, Inc.	1,244,125	$134,366
Hewlett-Packard Co.	2,643,100	94,834
Total		229,200

Thrifts & Mortgage Finance 0.10%
People’s United Financial, Inc.	484,600	7,085

Tobacco 2.84%
Altria Group, Inc.	3,598,549	173,954
Philip Morris International, Inc.	315,600	28,091
Total		202,045
Total Common Stocks (cost $6,324,427,934)		7,088,955

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.49%

Repurchase Agreement
Repurchase Agreement dated 10/31/2014, Zero Coupon due 11/3/2014 with Fixed Income Clearing Corp. collateralized by $7,960,000 of U.S. Treasury Note at 2.00% due 8/31/2021 and $27,145,000 of U.S. Treasury Note at 2.125% due 9/30/2021; value: $35,318,538; proceeds: $34,622,517 (cost $34,622,517)	$34,623	$34,623
Total Investments in Securities 100.13% (cost $6,359,050,451)		7,123,578
Liabilities in Excess of Other Assets(b) (0.13)%		(9,064)
Net Assets 100.00%		$7,114,514

(a)	Foreign security traded in U.S. dollars.
(b)	Liabilities in Excess of Other Assets include net unrealized appreciation on futures contracts as follows:

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

October 31, 2014

Open Futures Contracts at October 31, 2014:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Appreciation
E-Mini S&P 500 Index	December 2014	283	Long	$28,461,310	$448,421

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$7,088,955	$—	$—	$7,088,955
Repurchase Agreement	—	34,623	—	34,623
Total	$7,088,955	$34,623	$—	$7,123,578

Other Financial Instruments
Futures Contracts
Assets	$448	$—	$—	$448
Liabilities	—	—	—	—
Total	$448	$—	$—	$448

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended October 31, 2014.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

October 31, 2014

ASSETS:
Investments in securities, at fair value (cost $6,359,050,451)	$7,123,577,877
Deposits with brokers for futures collateral	1,301,800
Receivables:
Investment securities sold	29,826,070
Dividends	10,335,695
Capital shares sold	1,400,081
Variation margin	350,530
Prepaid expenses and other assets	56,701
Total assets	7,166,848,754
LIABILITIES:
Payables:
Capital shares reacquired	39,300,217
12b-1 distribution fees	5,575,496
Directors’ fees	3,994,388
Management fee	1,843,089
Fund administration	234,987
To affiliates (See Note 3)	38,053
To bank	129
Accrued expenses	1,348,141
Total liabilities	52,334,500
NET ASSETS	$7,114,514,254
COMPOSITION OF NET ASSETS:
Paid-in capital	$6,012,948,475
Undistributed net investment income	6,196,559
Accumulated net realized gain on investments and futures contracts	330,393,373
Net unrealized appreciation on investments and futures contracts	764,975,847
Net Assets	$7,114,514,254

12	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

October 31, 2014

Net assets by class:
Class A Shares	$6,079,217,020
Class B Shares	$69,336,646
Class C Shares	$459,439,093
Class F Shares	$152,987,836
Class I Shares	$268,873,454
Class P Shares	$28,397,078
Class R2 Shares	$718,158
Class R3 Shares	$55,544,969
Outstanding shares by class:
Class A Shares (2.9 billion shares of common stock authorized, $.001 par value)	365,157,144
Class B Shares (300 million shares of common stock authorized, $.001 par value)	4,145,076
Class C Shares (300 million shares of common stock authorized, $.001 par value)	27,605,723
Class F Shares (300 million shares of common stock authorized, $.001 par value)	9,188,571
Class I Shares (300 million shares of common stock authorized, $.001 par value)	16,101,441
Class P Shares (200 million shares of common stock authorized, $.001 par value)	1,708,149
Class R2 Shares (300 million shares of common stock authorized, $.001 par value)	43,226
Class R3 Shares (300 million shares of common stock authorized, $.001 par value)	3,339,374
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$16.65
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$17.67
Class B Shares-Net asset value	$16.73
Class C Shares-Net asset value	$16.64
Class F Shares-Net asset value	$16.65
Class I Shares-Net asset value	$16.70
Class P Shares-Net asset value	$16.62
Class R2 Shares-Net asset value	$16.61
Class R3 Shares-Net asset value	$16.63

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended October 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $83,239)	$212,175,020
Total investment income	212,175,020
Expenses:
Management fee	22,294,151
12b-1 distribution plan-Class A	14,914,223
12b-1 distribution plan-Class B	803,931
12b-1 distribution plan-Class C	4,546,579
12b-1 distribution plan-Class F	123,920
12b-1 distribution plan-Class P	153,893
12b-1 distribution plan-Class R2	3,998
12b-1 distribution plan-Class R3	258,518
Shareholder servicing	8,007,411
Fund administration	2,845,887
Reports to shareholders	433,318
Subsidy (See Note 3)	393,213
Directors’ fees	297,257
Custody	180,664
Registration	157,490
Professional	89,330
Other	214,139
Gross expenses	55,717,922
Expense reductions (See Note 9)	(5,617)
Net expenses	55,712,305
Net investment income	156,462,715
Net realized and unrealized gain (loss):
Net realized gain on investments and futures contracts	871,945,055
Net change in unrealized appreciation/depreciation on investments and futures contracts	(91,963,580)
Net realized and unrealized gain	779,981,475
Net Increase in Net Assets Resulting From Operations	$936,444,190

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	October 31, 2014	October 31, 2013
Operations:
Net investment income	$156,462,715	$113,222,236
Net realized gain on investments and futures contracts	871,945,055	1,781,519,337
Net change in unrealized appreciation/depreciation on investments and futures contracts	(91,963,580)	(197,341,243)
Net increase in net assets resulting from operations	936,444,190	1,697,400,330
Distributions to shareholders from:
Net investment income
Class A	(142,267,139)	(97,645,849)
Class B	(1,242,407)	(990,376)
Class C	(7,335,464)	(4,497,423)
Class F	(3,142,690)	(1,987,779)
Class I	(7,265,901)	(5,377,239)
Class P	(1,380,788)	(1,420,253)
Class R2	(13,444)	(8,374)
Class R3	(1,123,582)	(746,313)
Total distributions to shareholders	(163,771,415)	(112,673,606)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	650,663,406	381,681,155
Reinvestment of distributions	145,409,487	100,143,284
Cost of shares reacquired	(1,534,021,666)	(1,506,439,589)
Net decrease in net assets resulting from capital share transactions	(737,948,773)	(1,024,615,150)
Net increase in net assets	34,724,002	560,111,574
NET ASSETS:
Beginning of year	$7,079,790,252	$6,519,678,678
End of year	$7,114,514,254	$7,079,790,252
Undistributed net investment income	$6,196,559	$12,801,480

See Notes to Financial Statements.	15

Financial Highlights

	Class A Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.94	$11.82	$10.55	$10.59	$ 9.61
Investment operations:
Net investment income(a)	.36	.23	.18	.12	.09
Net realized and unrealized gain (loss)	1.72	3.12	1.27	(.04)	.97
Total from investment operations	2.08	3.35	1.45	.08	1.06
Distributions to shareholders from:
Net investment income	(.37)	(.23)	(.18)	(.12)	(.08)
Net asset value, end of year	$16.65	$14.94	$11.82	$10.55	$10.59
Total Return(b)	14.08%	28.59%	13.78%	.73%	11.07%
Ratios to Average Net Assets:
Expenses, including expense reductions	.74%	.84%	.85%	.84%	.85%
Expenses, excluding expense reductions	.74%	.84%	.85%	.84%	.85%
Net investment income	2.25%	1.70%	1.58%	1.09%	.83%

Supplemental Data:
Net assets, end of year (000)	$6,079,217	$6,051,139	$5,420,741	$5,777,045	$6,993,549
Portfolio turnover rate	81.28%	92.86%	14.26%	16.39%	24.56%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.00	$11.87	$10.59	$10.61	$ 9.63
Investment operations:
Net investment income(a)	.24	.14	.11	.05	.02
Net realized and unrealized gain (loss)	1.74	3.12	1.27	(.03)	.98
Total from investment operations	1.98	3.26	1.38	.02	1.00
Distributions to shareholders from:
Net investment income	(.25)	(.13)	(.10)	(.04)	(.02)
Net asset value, end of year	$16.73	$15.00	$11.87	$10.59	$10.61
Total Return(b)	13.25%	27.64%	13.02%	.18%	10.34%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.49%	1.50%	1.51%	1.49%	1.50%
Expenses, excluding expense reductions	1.49%	1.50%	1.51%	1.49%	1.50%
Net investment income	1.51%	1.06%	.94%	.43%	.18%

Supplemental Data:
Net assets, end of year (000)	$69,337	$91,394	$116,262	$174,386	$288,531
Portfolio turnover rate	81.28%	92.86%	14.26%	16.39%	24.56%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	17

Financial Highlights (continued)

	Class C Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.94	$11.82	$10.55	$10.58	$ 9.61
Investment operations:
Net investment income(a)	.24	.14	.11	.05	.02
Net realized and unrealized gain (loss)	1.71	3.12	1.26	(.03)	.97
Total from investment operations	1.95	3.26	1.37	.02	.99
Distributions to shareholders from:
Net investment income	(.25)	(.14)	(.10)	(.05)	(.02)
Net asset value, end of year	$16.64	$14.94	$11.82	$10.55	$10.58
Total Return(b)	13.17%	27.76%	13.04%	.14%	10.28%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.48%	1.49%	1.50%	1.48%	1.50%
Expenses, excluding expense reductions	1.48%	1.49%	1.50%	1.48%	1.50%
Net investment income	1.50%	1.05%	.93%	.44%	.18%

Supplemental Data:
Net assets, end of year (000)	$459,439	$449,259	$407,621	$467,475	$595,084
Portfolio turnover rate	81.28%	92.86%	14.26%	16.39%	24.56%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

18	See Notes to Financial Statements.

Financial Highlights (continued)

	Class F Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.94	$11.83	$10.56	$10.59	$ 9.61
Investment operations:
Net investment income(a)	.38	.26	.21	.15	.11
Net realized and unrealized gain (loss)	1.73	3.11	1.26	(.03)	.97
Total from investment operations	2.11	3.37	1.47	.12	1.08
Distributions to shareholders from:
Net investment income	(.40)	(.26)	(.20)	(.15)	(.10)
Net asset value, end of year	$16.65	$14.94	$11.83	$10.56	$10.59
Total Return(b)	14.25%	28.80%	14.04%	1.08%	11.33%
Ratios to Average Net Assets:
Expenses, including expense reductions	.59%	.60%	.61%	.59%	.60%
Expenses, excluding expense reductions	.59%	.60%	.61%	.59%	.60%
Net investment income	2.36%	1.94%	1.82%	1.33%	1.07%

Supplemental Data:
Net assets, end of year (000)	$152,988	$112,933	$92,498	$102,086	$86,360
Portfolio turnover rate	81.28%	92.86%	14.26%	16.39%	24.56%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	19

Financial Highlights (continued)

	Class I Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.99	$11.86	$10.59	$10.62	$ 9.64
Investment operations:
Net investment income(a)	.39	.27	.22	.16	.12
Net realized and unrealized gain (loss)	1.73	3.14	1.26	(.03)	.97
Total from investment operations	2.12	3.41	1.48	.13	1.09
Distributions to shareholders from:
Net investment income	(.41)	(.28)	(.21)	(.16)	(.11)
Net asset value, end of year	$16.70	$14.99	$11.86	$10.59	$10.62
Total Return(b)	14.31%	29.03%	14.12%	1.18%	11.40%
Ratios to Average Net Assets:
Expenses, including expense reductions	.49%	.50%	.51%	.49%	.50%
Expenses, excluding expense reductions	.49%	.50%	.51%	.49%	.50%
Net investment income	2.48%	2.07%	1.92%	1.42%	1.18%

Supplemental Data:
Net assets, end of year (000)	$268,873	$239,652	$347,410	$385,714	$435,609
Portfolio turnover rate	81.28%	92.86%	14.26%	16.39%	24.56%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

20	See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.91	$11.80	$10.53	$10.57	$ 9.59
Investment operations:
Net investment income(a)	.36	.23	.18	.12	.07
Net realized and unrealized gain (loss)	1.71	3.11	1.26	(.05)	.98
Total from investment operations	2.07	3.34	1.44	.07	1.05
Distributions to shareholders from:
Net investment income	(.36)	(.23)	(.17)	(.11)	(.07)
Net asset value, end of year	$16.62	$14.91	$11.80	$10.53	$10.57
Total Return(b)	14.02%	28.58%	13.79%	.75%	10.88%
Ratios to Average Net Assets:
Expenses, including expense reductions	.74%	.81%	.86%	.90%	.95%
Expenses, excluding expense reductions	.74%	.81%	.86%	.90%	.95%
Net investment income	2.32%	1.74%	1.58%	1.02%	.73%

Supplemental Data:
Net assets, end of year (000)	$28,397	$83,364	$88,145	$113,935	$158,627
Portfolio turnover rate	81.28%	92.86%	14.26%	16.39%	24.56%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	21

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.91	$11.80	$10.54	$10.58	$ 9.61
Investment operations:
Net investment income(a)	.30	.19	.15	.09	.06
Net realized and unrealized gain (loss)	1.72	3.12	1.26	(.03)	.97
Total from investment operations	2.02	3.31	1.41	.06	1.03
Distributions to shareholders from:
Net investment income	(.32)	(.20)	(.15)	(.10)	(.06)
Net asset value, end of year	$16.61	$14.91	$11.80	$10.54	$10.58
Total Return(b)	13.65%	28.23%	13.43%	.50%	10.78%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.09%	1.10%	1.11%	1.09%	1.09%
Expenses, excluding expense reductions	1.09%	1.10%	1.11%	1.09%	1.09%
Net investment income	1.88%	1.43%	1.33%	.83%	.57%

Supplemental Data:
Net assets, end of year (000)	$718	$593	$529	$709	$419
Portfolio turnover rate	81.28%	92.86%	14.26%	16.39%	24.56%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

22	See Notes to Financial Statements.

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 10/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.93	$11.81	$10.55	$10.58	$ 9.61
Investment operations:
Net investment income(a)	.32	.21	.16	.11	.07
Net realized and unrealized gain (loss)	1.72	3.12	1.26	(.03)	.97
Total from investment operations	2.04	3.33	1.42	.08	1.04
Distributions to shareholders from:
Net investment income	(.34)	(.21)	(.16)	(.11)	(.07)
Net asset value, end of year	$16.63	$14.93	$11.81	$10.55	$10.58
Total Return(b)	13.75%	28.43%	13.54%	.69%	10.86%
Ratios to Average Net Assets:
Expenses, including expense reductions	.98%	.99%	1.00%	.98%	1.00%
Expenses, excluding expense reductions	.98%	.99%	1.00%	.98%	1.00%
Net investment income	2.00%	1.55%	1.42%	.94%	.67%

Supplemental Data:
Net assets, end of year (000)	$55,545	$51,455	$46,473	$40,021	$32,915
Portfolio turnover rate	81.28%	92.86%	14.26%	16.39%	24.56%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	23

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

The Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund no longer issues Class B shares for purchase. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2011 through October 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments and futures contracts on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Notes to Financial Statements (continued)

(g)	Futures Contracts–The Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

	•	Level 1	–	unadjusted quoted prices in active markets for identical investments;

	•	Level 2	–	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

	•	Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of October 31, 2014 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.50%
Next $300 million	.40%
Next $200 million	.375%
Next $200 million	.35%
Over $900 million	.30%

For the fiscal year ended October 31, 2014, the effective management fee paid to Lord Abbett was at an annualized rate of .31% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Multi-Asset Balanced Opportunity Fund, Lord Abbett Multi-Asset Growth Fund and Lord Abbett Multi-Asset Income Fund of Lord Abbett Investment Trust and Lord Abbett Multi-Asset Global Opportunity Fund of Lord Abbett Global Fund, Inc. (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of October 31, 2014, the percentages of the Fund’s outstanding shares owned by Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Multi-Asset Balanced Opportunity Fund, Lord Abbett Multi-Asset Growth Fund, Lord Abbett Multi-Asset Income Fund and Lord Abbett Multi-Asset Global Opportunity Fund were .75%, .54%, 1.44%, .44% and .08%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following maximum annual rates have been approved by the Board pursuant to the plan:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25	%(1)	.25%	.25%	—	.25%	.25%	.25%
Distribution	—		.75%	.75%	.10%	.20%	.35%	.25%

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.

Notes to Financial Statements (continued)

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2014:

Distributor Commissions	Dealers’ Concessions
$464,251	$2,559,436

Distributor received CDSCs of $30,617 and $15,206 for Class A and Class C shares, respectively, for the fiscal year ended October 31, 2014.

A Director and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Subsequent to the Fund’s fiscal year ended October 31, 2014, a long-term capital gain distribution of approximately $341,759,000 was declared by the Fund on November 19, 2014. The distribution was paid on November 21, 2014 to shareholders of record on November 20, 2014.

The tax character of distributions paid during the fiscal years ended October 31, 2014 and 2013 was as follows:

	Year Ended 10/31/2014	Year Ended 10/31/2013
Distributions paid from:
Ordinary income	$163,771,415	$112,673,606
Total distributions paid	$163,771,415	$112,673,606

As of October 31, 2014, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income-net	$10,190,947
Undistributed long-term capital gains	341,756,441
Total undistributed earnings	$351,947,388
Temporary differences	(3,994,388)
Unrealized gains—net	753,612,779
Total accumulated gains—net	$1,101,565,779

Notes to Financial Statements (continued)

As of October 31, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$6,369,965,098
Gross unrealized gain	866,500,572
Gross unrealized loss	(112,887,793)
Net unrealized security gain	$753,612,779

The difference between book-basis and tax-basis unrealized gains is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended October 31, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$703,779	$(703,733)	$(46)

The permanent differences are attributable to the tax treatment of certain distributions received and certain securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2014 were as follows:

Purchases	Sales
$5,767,619,704	$6,500,762,073

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2014.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended October 31, 2014 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of October 31, 2014, the Fund had futures contracts with unrealized appreciation of $448,421. Amounts of $5,206,418 and ($542,825) are included in the Statement of Operations related to futures contracts under the captions Net realized gain on investments and futures contracts and Net change in unrealized appreciation/depreciation on investments and futures contracts, respectively. The average number of futures contracts throughout the period was 319.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011–11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011–11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013–01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013–01”), specifying which transactions are subject to disclosures about offsetting.

Notes to Financial Statements (continued)

The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$34,622,517	$—	$34,622,517
Total	$34,622,517	$—	$34,622,517

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$34,622,517	$—	$—	$(34,622,517)	$—
Total	$34,622,517	$—	$—	$(34,622,517)	$—

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2014.

8.	DIRECTORS’ REMUNERATION

The Fund’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

Notes to Financial Statements (continued)

10.	LINE OF CREDIT

Effective June 30, 2014, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participate in a $500 million unsecured revolving credit facility (the “Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. Each Participating Fund bears its ratable share of the $525,000 annual Facility fee based on the maximum amount the Fund can borrow under the Facility. This amount is included for the Fund in Other expenses in the Statement of Operations. Any borrowings under the Facility will incur interest at current market rates as set forth in the credit agreement.

Prior to June 30, 2014, the Fund and certain other funds managed by Lord Abbett participated in a Facility with SSB. The amounts that were available under the Facility were (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds.

During fiscal year ended October 31, 2014, the Fund did not utilize the Facility. A participating fund utilized the facility during the year and fully repaid its borrowings.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks and dividend paying companies. The value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. The performance of dividend paying companies may lag the performance of other companies or the broader market as a whole. There is no guarantee that companies that currently pay dividends will continue to do so. Due to its investments in multinational companies, foreign companies and ADRs, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

These factors can affect the Fund’s performance.

Notes to Financial Statements (concluded)

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended October 31, 2014		Year Ended October 31, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	9,877,597	$156,086,706	15,696,665	$210,692,207
Converted from Class B*	1,159,703	18,392,818	2,195,327	29,103,142
Reinvestment of distributions	7,987,701	127,297,257	6,576,017	87,441,179
Shares reacquired	(58,865,984)	(930,030,864)	(77,959,171)	(1,036,866,804)
Decrease	(39,840,983)	$(628,254,083)	(53,491,162)	$(709,630,276)

Class B Shares
Shares sold	74,125	$1,171,918	174,693	$2,380,910
Reinvestment of distributions	74,178	1,184,381	71,222	944,162
Shares reacquired	(939,363)	(14,862,013)	(1,765,173)	(23,413,774)
Converted to Class A*	(1,155,136)	(18,392,818)	(2,187,515)	(29,103,142)
Decrease	(1,946,196)	$(30,898,532)	(3,706,773)	$(49,191,844)

Class C Shares
Shares sold	1,595,516	$25,091,657	1,917,384	$26,265,369
Reinvestment of distributions	338,773	5,393,918	245,234	3,267,941
Shares reacquired	(4,405,785)	(69,814,933)	(6,570,767)	(86,913,968)
Decrease	(2,471,496)	$(39,329,358)	(4,408,149)	$(57,380,658)

Class F Shares
Shares sold	3,921,523	$63,422,740	2,448,885	$32,922,783
Reinvestment of distributions	149,812	2,392,201	110,013	1,463,468
Shares reacquired	(2,440,446)	(38,821,054)	(2,822,625)	(37,770,574)
Increase (decrease)	1,630,889	$26,993,887	(263,727)	$(3,384,323)

Class I Shares
Shares sold	24,460,119	$388,389,618	6,603,404	$91,895,308
Reinvestment of distributions	415,796	6,640,656	371,592	4,862,988
Shares reacquired	(24,764,023)	(397,339,012)	(20,274,649)	(271,255,628)
Increase (decrease)	111,892	$(2,308,738)	(13,299,653)	$(174,497,332)

Class P Shares
Shares sold	421,349	$6,529,231	428,916	$5,867,145
Reinvestment of distributions	86,881	1,367,446	106,735	1,411,861
Shares reacquired	(4,390,076)	(70,502,891)	(2,415,587)	(31,697,036)
Decrease	(3,881,846)	$(62,606,214)	(1,879,936)	$(24,418,030)

Class R2 Shares
Shares sold	6,481	$101,294	5,984	$78,866
Reinvestment of distributions	766	12,200	498	6,636
Shares reacquired	(3,818)	(59,242)	(11,503)	(157,064)
Increase (decrease)	3,429	$54,252	(5,021)	$(71,562)

Class R3 Shares
Shares sold	622,664	$9,870,242	872,010	$11,578,567
Reinvestment of distributions	70,409	1,121,428	56,013	745,049
Shares reacquired	(800,371)	(12,591,657)	(1,414,803)	(18,364,741)
Decrease	(107,298)	$(1,599,987)	(486,780)	$(6,041,125)

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Lord Abbett Affiliated Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Affiliated Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Affiliated Fund, Inc. as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 19, 2014

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2013	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2013	Partner and Director, joined Lord Abbett in 2006.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

David J. Linsen (1974)	Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly a Managing Director and Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888–522–2388 for a copy of the statement of additional information, which contains further information about the Fund’s Directors. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

100% of the ordinary income distributions paid by the Fund during fiscal year ended October 31, 2014 is qualified dividend income. For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Affiliated Fund, Inc.	LAA-2 (12/14)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2014 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun, Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2014 and 2013 by the Registrant's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2014	2013
Audit Fees {a}	$55,600	$54,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	55,600	54,000

Tax Fees {b}	8,139	7,943
All Other Fees	- 0 -	- 0 -

Total Fees	$63,739	$61,943

________

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2014 and 2013 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2014 and 2013 were:

	Fiscal year ended:
	2014	2013
All Other Fees {a}	$185,734	$180,602

________

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2014 and 2013 were:

	Fiscal year ended:
	2014	2013
All Other Fees	$ - 0 -	$ - 0-

________

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

lord abbett affiliated fund, inc.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: December 18, 2014

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: December 18, 2014

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 18, 2014